[GRAPHIC: NEWSPAPER LISTING OF STOCKS, SHADED IN BACKGROUND]


                                             U.S. GLOBAL ACCOLADE FUNDS

                                                     BONNEL GROWTH FUND



                                                          ANNUAL REPORT
                                                     SEPTEMBER 30, 1997

U.S. Global Accolade Funds
--------------------------
  Bonnel Growth Fund
  Annual Report
--------------------------

September 30, 1997


                               TABLE OF CONTENTS

         Letter to Shareholders                                1

         Management's Discussion
         of Fund Performance                                   2

         Portfolio of Investments                              5

         Statement of Assets and Liabilities                   9

         Statement of Operations                              10

         Statement of Changes in Net Assets                   11

         Notes to Financial Statements                        12

         Financial Highlights                                 15

         Report of Independent Accountants                    16

                        [GRAPHIC:  PHOTOGRAPH OF FRANK HOLMES, CHAIRMAN AND CEO]


Dear shareholder,

Thank you for investing with the Bonnel Growth Fund, one of the exciting and dynamic funds in the U.S. Global Investors family. The fund celebrated its third birthday this past October. As discussed in the annual report, Bonnel is changing its fiscal year to end on October 31. At the end of December you will be receiving another Bonnel Growth Fund report: part of a new combined report for all four of the U.S. Global Accolade Funds. On the following pages, Art Bonnel shares with you his insights on the markets and his Fund's performance.

As new opportunities have opened up worldwide we have expanded our investment focus. These new opportunities have inspired us to open several new funds for you. The Adrian Day Global Opportunity Fund invests for growth in blue-chip and emerging companies throughout the world. The Regent Eastern European Fund seeks out the most promising investments in Eastern Europe and the former Soviet Union.

It's easy to open a new account in these funds or to exchange into them. It's just as easy to open a new account in the U.S. Government Securities Savings Fund, which was ranked #2 by Lipper Analytical for five year performance*. In today's market environment, a fund like this can balance your portfolio for the goal of protecting your profits and savings from market downturns while still earning you one of the highest government only money market yields available in America.

Ideal for the long-term investor, the Bonnel Growth Fund has great potential for superior long term performance. Remember that its growth strategy works best for patient investors willing to stay invested through inevitable short-term corrections.

If you would like to add to your account, it takes no more than a phone call to do so. Just call 1-800-US-FUNDS or 1-800-873-8637 to make a telephone purchase. Thank you for investing with U.S. Global Investors.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman & CEO

P.S. Visit U.S. Global online at www.usfunds.com.

--------------------------------------------------------------------------------
*Our money market funds, like all mutual funds, are not insured or guaranteed by the U.S. government. Money market funds are managed to maintain a stable $1.00 share price; however there is no guarantee that they will be able to do so. The U.S. Government Securities Savings Fund ranked #2 out of 122 government only money market funds according to Lipper Analytical for the 5-year period ending 9/30/97. The Fund was ranked #4 for the 1-year period ending 9/30/97. For more complete information about U.S. Global Investors' funds, including charges and expenses, call 1- 800-US-FUNDS or visit our Web site at www. us-global.com for a free prospectus. Read it carefully before you invest or send money. The prospectus details the special risks, including the political, economic and currency risks of investing in emerging markets.

--------------------------------------------------------------------------------
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 1997

INTRODUCTION

   Recently Bonnel Growth Fund celebrated its third birthday. The Fund currently focuses on mid-cap growth issues in three major sectors: health care, technology and retailing. More growth is found in these industries than most others. Our primary objective is long term capital appreciation.


PERFORMANCE

                           AVERAGE ANNUAL PERFORMANCE*
                       As of 9/30/97. Inception 10/17/94.
                   -----------------------------------------
                                    1 YEAR   SINCE INCEPTION
                                               ANNUALIZED
                   -----------------------------------------
                   BONNEL GROWTH     28.7%        32.9%
                   S&P 500           40.4%        30.4%
                   RUSSELL 2000      31.0%        21.5%


                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                               BONNEL    S&P 500     RUSSELL 2000
                               ------    -------     ------------
               10/17/94        100        100          100
               12/30/94        100.9       99.98        98.19194
               3/31/95         109.42     109.70       102.2748
               6/30/95         126.77     120.16       111.2386
               9/30/95         148.74     129.70       121.73
               12/31/95        146.53     137.51       123.9236
               3/31/96         157.34     144.89       129.729
               6/30/96         175.52     151.38       135.867
               9/30/96         180.14     156.06       135.8552
               12/31/96        187.46     169.06       142.2167
               3/31/97         163.18     173.60       134.3531
               6/30/97         195.52     203.89       155.4575
               9/30/97         231.78     219.15       177.9896

               *Past performance does not guarantee future performance. Investment return and principal value may fluctuate so that you shares, when redeemed, may be worth more or less than their original cost.


   In our semi-annual report, the Fund underperformed both the S&P 500 Index and the Russell 2000 Index. However, over the past six months the Fund outperformed both indices. In fact, the Fund was up 42.0% for the last six months vs. 26.2% for the S&P and 32.5% for the Russell 2000. For the past 12 months the Fund's total return was 28.7%: the S&P's was 40.4% and the Russell was 31.0%. Money seems to be flowing into growth issues once again and hopefully this trend will continue.


PORTFOLIO PROFILE

   We are pleased to report that the Fund had net assets of $117.9 million as of September 30 and our expense ratio is now down to 1.77%. This ratio is very positive for shareholders, since fixed costs are being spread over a larger asset base, thus reducing the cost to each investor. At year end we were fully invested with less than 1% cash holdings.


THE YEAR IN REVIEW

   In the past 12 months the Federal Reserve Board raised interest rates a mere 25 basis points. Federal Funds have averaged 5.5% or lower for more than two years. As long as the Federal Reserve doesn't raise rates, the economy and the stock market should continue to do very well. The dollar has been strong. This makes foreign goods attractive and U.S. goods more expensive which holds down inflation. The commodity indices have shown no upside pressure. It's a great time to have investments in the stock market. There is no raging inflation, interest rates are stable and the economy is sound.

   During the third quarter of 1996 and the first quarter of this year, most money went into the index funds and very large capitalization stocks. As you know, the Bonnel Growth Fund focuses on mid-cap growth issues. As a result, the Fund did not produce great gains. Yes, we own Microsoft, Intel and Dell Computer, but they are only three of more than one hundred issues in the Fund. Although we did not keep up with the averages, we did not change our investment style. Patient investors were rewarded by holding on. A secret to success in the market is to remain committed to your investment vector. Investors need to remember that the true genius to investing is recognizing the direction of the trend and not trying to pick sector tops and bottoms.


INVESTMENT HIGHLIGHTS

   The Fund has attempted to maintain diversity while looking for quality growth. One issue which has treated us well during the past year is Brightpoint. It was purchased in January and we received a five for four stock split. The company is a distributor of a wide selection of wireless communications and accessory products, such as batteries, battery eliminators and chargers, cases, antennas, and "hands free" kits.

                    TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
                   --------------------------------------------

                   SMART MODULAR TECHNOLOGIES, INC. ...   3.17%
                     Computers & Data Processing

                   DELL COMPUTER CORPORATION ..........   2.87%
                     Computers & Data Processing

                   INTEL CORPORATION ..................   2.35%
                     Semiconductors

                   SEMTECH CORPORATION ................   2.34%
                     Semiconductors

                   SOLECTROM CORPORATION ..............   2.26%
                     Computers & Data Processing

                   MICROSOFT CORPORATION ..............   2.24%
                     Computer Software

                   NORTHERN TELECOM LIMITED ...........   2.20%
                     Telecommunications

                   MICREL, INC. .......................   2.15%
                     Semiconductors

                   DALLAS SEMICONDUCTOR CORP. .........   1.90%
                     Semiconductors

                   GENERAL DYNAMICS CORPORATION .......   1.85%
                     Aircraft

                   Other ..............................  76.67%

   Another interesting company is Consolidated Graphics. This was purchased in October 1996 and with this issue we received a two for one stock split. It operates printing companies in many states including California, Oregon, Texas, New York and Virginia to name a few. They provide general commercial printing services related to the production of annual reports, training manuals, product brochures, direct mail pieces, catalogs, and other promotional materials. As a reminder, all of our investments are constantly being evaluated and any mentioned here should not be taken as a recommendation.

TOP 5 INDUSTRIES -
BASED ON TOTAL INVESTMENTS

                     [CHART REFLECTING DATA IN TABLE BELOW]

                      17.25%  Semiconductors
                      12.41%  Computers & Data Processing
                      10.69%  Computer Software
                       9.27%  Business Services
                       7.89%  Healthcare Equipment and Services

CURRENT OUTLOOK

   Our current outlook for the coming year is very positive. As mentioned above, the U.S. economy is progressing in a stable fashion. Technology will continue to make advances which will lead to further advances. We are in a never-ending cycle. Americans are very creative. Computers are getting faster, modem speeds are increasing at the speed of light which will open new markets in the Internet, and create demand for newer and better accessories. In health care, seldom a day goes by without some new discovery or advance in medicine. I predict that within twenty years science will be able to extend our life expectancy by at least twenty to thirty years. The best part of that will be the quality of life associated with the additional years we will be given. Of course this could make your investment in the Bonnel Growth Fund an even better choice, since growth of principal will be needed to maintain the quality of life to which we are becoming accustomed.

   Thank you for your support. You have many choices of mutual funds in which to invest and I appreciate your support as a shareholder in the Bonnel Growth Fund and U.S. Global Investors. We will continue to work hard to find what we consider to be good quality investments for the fund.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 1997


COMMON STOCKS 99.93%                                    SHARES          VALUE

AIRCRAFT   2.34%
 ................................................................................
General Dynamics Corporation                            25,000       $2,178,125
Sundstrand Corporation                                  10,000          576,250
                                                                     ----------
                                                                      2,754,375


APPAREL 3.81%
 ................................................................................
Dress Barn, Inc.                                       10,000           240,000*
Gap, Inc.                                              30,000         1,501,875
Intimate Brands, Inc.                                  10,000           233,125
Jones Apparel Group, Inc.                              15,000           810,000*
Men's Wearhouse, Inc.                                   5,000           186,250*
Pacific Sunwear of California                           5,000           205,000*
Tommy Hilfiger Corporation                             20,000           998,750*
Warnaco Group, Inc. Class A                            10,000           317,500
                                                                      ---------
                                                                      4,492,500


BALL BEARINGS .34%
 ................................................................................
Timken Company                                          10,000          400,625


BUILDING PRODUCTS 1.07%
 ................................................................................
Centex Construction Products                            10,000          296,250
Martin Marietta Materials, Inc.                         15,000          540,000
Texas Industries, Inc.                                  10,000          424,375
                                                                      ---------
                                                                      1,260,625


BUSINESS SERVICES 9.28%
 ................................................................................
Actrade International, Ltd.                             25,000          507,813*
AmeriLink Corporation                                   30,000          870,000*
Analysts International Corp.                             5,000          193,750
Concord EFS, Inc.                                       28,000          756,000*
Electronics for Imaging, Inc.                           25,000        1,275,000*
Lo-Jack Corporation                                     30,000          427,500*
Mercury Interactive Corp.                               30,000          573,750*
Sapient Corporation                                     10,000          508,750*
Stratus Computer, Inc.                                  33,000        1,596,375*
Sun Microsystems, Inc.                                  25,000        1,170,313*
Systems & Computer Technology Corporation               45,000        2,027,813*
Wind River Systems                                      25,000        1,031,250*
                                                                     ----------
                                                                     10,938,314


CATALOG RETAILERS .78%
 ................................................................................
Tech Data Corporation                                   20,000          920,000*


CHEMICALS 1.58%
 ................................................................................
Air Products & Chemicals, Inc.                          20,000        1,658,750
Nalco Chemical Company                                   5,000          200,312
                                                                     ----------
                                                                      1,859,062


COMMERCIAL PRINTING 2.11%
 ................................................................................
Consolidated Graphics, Inc.                             50,000        2,487,500*

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


COMMON STOCKS                                               SHARES      VALUE


COMMUNICATION EQUIPMENT 3.44%
 ................................................................................
Brightpoint, Inc.                                           40,000   $1,855,000*
Communication Systems, Inc.                                 20,000      415,000
Digital Microwave Corporation                               40,000    1,790,000*
                                                                     ----------
                                                                      4,060,000


COMPUTER SOFTWARE 10.70%
 ................................................................................
Aladdin Knowledge Systems, Ltd.                             25,000      356,250*
Computer Associates International                           25,000    1,795,313
Computer Task Group, Inc.                                   35,000    1,467,813
Datastream Systems, Inc.                                    30,000    1,122,188*
Keane, Inc.                                                 60,000    1,905,000*
MicroAge, Inc.                                              20,000      580,000*
Microsoft Corporation                                       20,000    2,646,250*
Siebel Systems, Inc.                                        30,000    1,276,875*
Structural Dynamics Research                                10,000      256,250*
Symantec Corporation                                        40,000      910,000*
System Software Associates, Inc.                            20,000      295,000*
                                                                     ----------
                                                                     12,610,939


COMPUTERS & DATA PROCESSING 12.42%
 ................................................................................
Applied Magnetics Corp.                                     40,000    1,260,000*
Cisco Systems, Inc.                                         10,000      730,625*
Data General Corporation                                    65,000    1,730,625*
Dell Computer Corporation                                   35,000    3,390,625*
Innovex, Inc.                                               25,000      806,250
SBE, Inc.                                                   20,000      322,500*
Smart Modular Technologies, Inc.                            45,000    3,735,000*
Solectron Corporation                                       60,000    2,670,000*
                                                                     ----------
                                                                     14,645,625


EATING & DRINKING PLACES 1.44%
 ................................................................................
Landry's Seafood Restaurants                                30,000      881,250*
Logan's Roadhouse, Inc.                                      5,000      130,000*
Papa John's International, Inc.                             10,000      341,875*
Showbiz Pizza Time, Inc.                                    15,000      345,000*
                                                                     ----------
                                                                      1,698,125


ELECTRONICS & COMPONENTS 3.01%
 ................................................................................
Molex, Inc.                                                 22,500      998,437
Nam Tai Electronics, Inc.                                   30,000      652,500
Veeco Instruments, Inc.                                     30,000    1,895,625*
                                                                     ----------
                                                                      3,546,562


ENTERTAINMENT .30%
 ................................................................................
Callaway Golf Company                                       10,000      348,750


FABRICATED RUBBER PRODUCTS 1.39%
 ................................................................................
Cooper Tire & Rubber                                        20,000      531,250
Safeskin Corporation                                        25,000    1,109,375*
                                                                     ----------
                                                                      1,640,625


FINANCIAL SERVICES .31%
 ................................................................................
Jefferies Group, Inc.                                        5,000      365,000

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


COMMON STOCKS                                               SHARES      VALUE


GLASS CONTAINERS 1.30%
 ................................................................................
Owens-Illinois, Inc.                                        45,000   $1,527,187*


HEALTHCARE EQUIPMENT AND SERVICES 7.89%
 ................................................................................
Acuson Corporation                                          30,000      817,500*
Biogen, Inc.                                                25,000      810,937*
Centocor, Inc.                                              23,000    1,093,937*
Diagnostic Health Services, Inc.                            30,000      453,750*
Medtronic, Inc.                                             40,000    1,880,000
Misonix, Inc.                                               30,000      615,000*
Omnicare, Inc.                                              10,000      325,000
Osteotech, Inc.                                             30,000      603,750*
Patterson Dental Company                                    15,000      607,500*
Theragenics Corporation                                     40,000    1,985,000*
U.S. Bioscience, Inc.                                       10,000      113,750*
                                                                     ----------
                                                                      9,306,124


HOUSEHOLD APPLIANCES .23%
 ................................................................................
American Safety Razor                                       15,000      275,625*


INSURANCE AGENTS .53%
 ................................................................................
Concentra Managed Care, Inc.                                17,860      630,681*


MACHINERY 2.98%
 ................................................................................
Grainger (W.W.), Inc.                                       20,000    1,780,000
Orbotech Ltd.                                               30,000    1,732,500*
                                                                     ----------
                                                                      3,512,500


MEASURING & CONTROLLING DEVICES 1.15%
 ................................................................................
Datum, Inc.                                                 20,000      912,500*
Input/Output, Inc.                                          15,000      444,375*
                                                                     ----------
                                                                      1,356,875


OIL & GAS EXTRACTION SERVICES 3.54%
 ................................................................................
Pool Energy Services                                        50,000    1,693,750*
Rowan Companies, Inc.                                       15,000      534,375*
Smith International, Inc.                                   25,000    1,942,187*
                                                                     ----------
                                                                      4,170,312


PAPER MILLS .18%
 ................................................................................
Pope & Talbot, Inc.                                         10,000      211,875


PHARMACEUTICALS 1.01%
 ................................................................................
Bindley Western Industries, Inc.                            15,000      419,063
Medco Research, Inc.                                        10,000      137,500*
Nature's Sunshine Products                                   5,000      118,125
Schering-Plough Corporation                                 10,000      515,000
                                                                     ----------
                                                                      1,189,688

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


COMMON STOCKS                                               SHARES      VALUE


SEMICONDUCTORS 17.26%
 ................................................................................
Altera Corporation                                          30,000   $1,537,500*
Dallas Semiconductor Corp.                                  50,000    2,237,500
Intel Corporation                                           30,000    2,769,375
Lattice Semiconductor Corp.                                 20,000    1,302,500*
Level One Communications                                    30,000    1,207,500*
Linear Technology Corporation                               25,000    1,718,750
Micrel, Inc.                                                60,000    2,538,750*
Microchip Technology, Inc.                                  40,000    1,806,250*
Photronics, Inc.                                             5,000      302,813*
Semtech Corporation                                         40,000    2,765,000*
Siliconix, Inc.                                             15,000      684,375*
Unitrode Corporation                                        20,000    1,482,500*
                                                                     ----------
                                                                     20,352,813


TELECOMMUNICATIONS 5.46%
 ................................................................................
Cognitronics Corporation                                    20,000      365,000*
Coherent Communications Systems                             50,000    1,418,750*
Lucent Technologies                                         20,000    1,627,500
Northern Telecom Limited                                    25,000    2,598,437
Symmetricom, Inc.                                            5,000       79,687*
Teleflex, Inc.                                              10,000      346,250
                                                                     ----------
                                                                      6,435,624


TRANSPORTATION 4.08%
 ................................................................................
Airborne Freight Corporation                                20,000    1,211,250
Kansas City Southern Industries, Inc.                       60,000    2,066,250
Rent-Way, Inc.                                              30,000      633,750*
Superior Services, Inc.                                     20,000      570,000
Yellow Corporation                                          10,000      325,625*
                                                                     ----------
                                                                      4,806,875
 ................................................................................
TOTAL COMMON STOCKS (COST $94,299,182)                              117,804,806
 ................................................................................

                                                        PRINCIPAL
REPURCHASE AGREEMENT .15%                                 AMOUNT

Joint Repurchase Agreement Account,
   Prudential Securities, Inc. 9/30/97,
   6.10%, due 10/1/97, repurchase price
   $175,888, collateralized by U.S.
   Treasury Securities, plus accrued
   interest held in a joint repurchase
   account (cost $175,858)                                $175,858      175,858

 ................................................................................
TOTAL INVESTMENTS    100.08%                                        117,980,664
 ................................................................................
   (cost $94,475,040)
Other assets and liabilities, net   (.08)%                             ( 89,225)
                                                                   ------------

NET ASSETS 100%                                                    $117,891,439
                                                                   ============

* Non-income producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 1997

INVESTMENTS, AT IDENTIFIED COST                                    $ 94,475,040
                                                                   ============


ASSETS
 ................................................................................
Investments, at value                                              $117,980,664
Cash                                                                      6,688
Receivables:
   Dividends                                                              8,638
   Interest                                                                  30
   Capital shares sold                                                  389,805
Other                                                                     6,889
 ................................................................................
TOTAL ASSETS                                                        118,392,714
 ................................................................................


LIABILITIES
 ................................................................................
Payables:
   Capital shares redeemed                                              327,509
   To manager and affiliates                                            119,327
   Accounts payable and accrued expenses                                 54,439
 ................................................................................
TOTAL LIABILITIES                                                       501,275
 ................................................................................

NET ASSETS                                                         $117,891,439
                                                                   ============


NET ASSETS CONSIST OF:
 ................................................................................
Paid in capital                                                    $ 80,321,118
Undistributed net investment income                                         -0-
Accumulated net realized gain on investments                         14,154,697
Net unrealized appreciation of investments                           23,505,624
                                                                   ------------
Net assets applicable to capital shares outstanding                $117,891,439
                                                                   ============

   Capital shares outstanding, an unlimited number
   of no par shares authorized                                        5,392,745
                                                                   ============
NET ASSET VALUE, PER SHARE                                         $      21.86
                                                                   ============

                                                                               9
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30, 1997


NET INVESTMENT INCOME


INCOME:
 ................................................................................
Dividends                                                          $    528,069
Interest and other                                                       38,905
                                                                   ------------
   Total Income                                                         566,974


EXPENSES:
 ................................................................................
Management fee                                                          972,364
Transfer agent fees and expenses                                        222,592
Accounting service fees and expenses                                     59,632
Legal and professional fees                                              61,413
Distribution plan expenses                                              242,710
Custodian fees                                                           22,309
Shareholder reporting                                                    30,004
Registration fees                                                        52,165
Trustees' fees and expenses                                              33,141
Miscellaneous                                                            23,680
                                                                   ------------
Total expenses before reductions                                      1,720,010
Short-term trading fee                                                   (1,649)
Expenses offset                                                          (1,608)
                                                                   ------------
   Net Expenses                                                       1,716,753

 ................................................................................
NET INVESTMENT INCOME (LOSS)                                         (1,149,779)
 ................................................................................


NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS

Realized gain from investments                                        17,376,123
Unrealized appreciation of investments                                 8,711,402

 ................................................................................
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       26,087,525
 ................................................................................


NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  $ 24,937,746
                                                                    ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEARS ENDED SEPTEMBER 30,
                                                       1997            1996
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
 ................................................................................
Net investment income (loss)                       $(1,149,779)     $  (740,292)
Net realized gain (loss)                            17,376,123         (728,847)
Net unrealized appreciation                          8,711,402       11,257,430
                                                   -----------      -----------
   NET INCREASE IN NET ASSETS FROM
   INVESTMENT OPERATIONS                            24,937,746        9,788,291


DISTRIBUTIONS TO SHAREHOLDERS:
 ................................................................................
From net capital gains                                (896,933)            --
In excess of net capital gains                            --         (1,492,488)
                                                   -----------      -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (896,933)      (1,492,488)


FROM CAPITAL SHARE TRANSACTIONS:
 ................................................................................
Proceeds from shares sold                           66,851,063      116,765,133
Distributions reinvested                               863,247        1,437,680
Paid-in capital portion of short-term
   trading fee                                          40,392           25,613
                                                   -----------      -----------
                                                    67,754,702      118,228,426

Cost of shares redeemed                            (64,599,629)     (60,501,758)
                                                   -----------      -----------
   NET INCREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS                   3,155,073       57,726,668


 ................................................................................
NET INCREASE IN NET ASSETS                          27,195,886       66,022,511
 ................................................................................

NET ASSETS
Beginning of year                                   90,695,553       24,673,042

 ................................................................................
END OF YEAR                                       $117,891,439      $90,695,553
 ................................................................................

Undistributed net investment income (loss)                  $0               $0
                                                   -----------      -----------


CAPITAL SHARE ACTIVITY
 ................................................................................
Shares sold                                          3,724,404        7,483,138
Shares reinvested                                       49,413          104,558
Shares redeemed                                     (3,668,729)      (3,965,534)
                                                   -----------      -----------
   NET SHARE ACTIVITY                                  105,088       (3,622,162)
                                                   ===========      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 1997

NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

   Bonnel Growth Fund (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of four portfolios of U.S. Global Accolade Funds (the "Trust"), a Massachusetts business trust.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


   A. SECURITY VALUATIONS

   The Fund values investments traded on national or international securities exchanges and NASDAQ quoted securities at the last sales price reported by the security's primary exchange at the time of daily valuation. Domestically listed and NASDAQ securities for which no sale was reported, over-the-counter securities and corporate bonds are valued at the mean between the last reported bid and ask prices obtained from one or more dealers making markets in the securities. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. The trustees determine fair value for securities if market quotations are not available or the security is subject to legal restrictions on resale.


   B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.


   C. REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The Fund uses a joint repurchase agreement account with other Funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating Fund owns an undivided interest in the account.


   D. FEDERAL INCOME TAXES

   The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   The Fund records dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

   The Fund makes distributions from net investment income and realized capital gains at least annually.


   F. EXPENSES

   The Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the Fund are applied as a reduction of expenses to the extent of such related cost; any excess is credited as paid-in capital. Expense offset arrangements have been made with the Fund's custodian so the custodian fees are paid indirectly by credits earned on the Fund's cash balances. Such deposit arrangements are an alternative to overnight investments.


   G. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2:  RELATED  PARTY  TRANSACTIONS

   U.S. Global Investors, Inc. (the "Manager"), under an investment advisory agreement with the Trust in effect through March 8, 1998, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of the Fund according to its investment objectives, policies and limitations. The Manager has contracted with Bonnel, Inc. to serve as Sub-Advisor in the execution of the Manager's investment responsibilities. The Manager also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Fund, is the controlling owner of the Manager.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The Fund pays a management fee at an annual rate of 1% of average net assets. Fees are accrued daily and paid monthly.

   United Shareholder Services, Inc. ("USSI"), a wholly owned subsidiary of the Manager, is transfer agent and accounting service agent for the Fund. The Fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Fund. For maintaining the books and records of the Fund and calculating the daily net asset values, USSI is paid a fee based on Fund net assets subject to a minimum fee. Additionally, the Manager is reimbursed at cost for in-house legal services.

   The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to .25% of its average net assets to be used for, or to reimburse the Manager for, expenditures in connection with sales and promotional services related to the distribution of the Fund's shares.

   During the year ended September 30, 1997, A & B Mailers, Inc., a wholly owned subsidiary of the Manager, was paid $4,777 for mailing services provided to the Fund.

   The two independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 per each meeting attended. The fees are allocated among the four portfolios in the Trust.


NOTE 3:   INVESTMENT ACTIVITY

   Purchases and sales of long-term securities for the year were $232,320,834 and $230,654,608, respectively.

   The federal income tax basis of securities owned at September 30, 1997 was $94,635,490. The tax basis components of net unrealized appreciation and depreciation were $24,535,846 and $1,190,672, respectively.


NOTE 4:  EQUITY ACCOUNTS

   A reclassification of $1,149,779, increasing undistributed net investment income and reducing accumulated net realized gain on investments, was made to reflect a permanent difference in the treatment of net operating losses between financial and tax reporting.


NOTE 5:   SUBSEQUENT EVENT

   Effective October 1, 1997, the trustees approved a change in the Fund's fiscal year end from September 30 to October 31.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a capital share outstanding during each year ended September 30,

                                              1997         1996        1995*
 ................................................................................
NET ASSET VALUE,
BEGINNING OF YEAR                            $17.15       $14.81      $10.02
 ................................................................................

Investment Activities
  Net investment income (loss)                 (.21)        (.14)       (.07)
  Net realized and unrealized gain             5.09         3.13        4.91
Total from investment activities               4.88         2.99        4.84
                                               ----         ----        ----
Distributions
  In excess of net investment income             --           --        (.05)
  From net realized gains                      (.17)          --          --
  In excess of net realized gains                --         (.65)         --
                                               ----         ----        ----
Total distributions                            (.17)        (.65)       (.05)


 ................................................................................
NET ASSET VALUE, END OF PERIOD               $21.86       $17.15      $14.81
 ................................................................................


TOTAL RETURN (excluding account fees)         28.67%       21.27%      48.74%
  Ratios to Average Net Assets (a):
  Net investment income                       (1.18)%      (1.32)%     (1.46)%
  Total expenses                               1.77%        1.83%       2.50%
  Expenses reimbursed or offset                  --           --        (.02)%
  Net expenses                                 1.77%        1.83%       2.48%
Average commission rate paid                 $.0685       $.0708         n/a
Portfolio turnover rate                         239%         212%        145%

Net assets, end of year
  (in thousands)                           $117,891      $90,696     $24,673



* From October 17, 1994, commencement of operations. Ratios are annualized for periods of less than one year.

(a)Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 1997


TO THE TRUSTEES AND SHAREHOLDERS OF U.S. GLOBAL ACCOLADE FUNDS

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bonnel Growth Fund (the "Fund") (one of the portfolios constituting the U.S. Global Accolade Funds) at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


   /s/ Price Waterhouse LLP


   Price Waterhouse LLP
   San Antonio, Texas
   November 5, 1997

               --------------------------------------------------
               FEDERAL INCOME TAX INFORMATION (UNAUDITED)

               None of the Fund's distributions qualify for the Dividends Received Dedution available to corporate shareholders.

               In January 1998, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 1997. Shareholders should use the information on Form 1099 for their income tax returns.
               --------------------------------------------------

                      [GRAPHIC: U.S. GLOBAL INVESTORS LOGO]

                              U.S. Global Investors
                  P.O. Box 781234 San Antonio, Texas 78278-1234

                                 1-800-US-FUNDS